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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 12, 2005
                                                         ------------------

                               OC FINANCIAL, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       000-51209               20-2111183
-----------------------------      ---------------------      ----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


  6033 Perimeter Drive, Dublin, Ohio                                   43017
---------------------------------------                                -----
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (800) 687-6228
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 12, 2005, the Audit Committee of OC Financial, Inc. the ("Company") met and dismissed Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's independent accountant. The Company's financial statements for the years ended September 30, 2004 and 2003, were audited by Crowe Chizek. On September 12, 2005, the Audit Committee also approved the engagement of Beard Miller LLP ("Beard Miller") as the Company's independent accountant for the fiscal year ending September 30, 2005.

The reports of Crowe Chizek on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through September 12, 2005, there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek would have caused Crowe Chizek to make reference thereto in its report on the Company's financial statements. A copy of this Form 8-K has been furnished to Crowe Chizek and the letter of that firm is attached as Exhibit 16 to this report.

During the two most recent fiscal years and through September 12, 2005, neither the Company nor anyone on its behalf consulted with Beard Miller regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with the former independent accountant (as set forth in Regulation S-B Item 304 (a)(1)(iv)).


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

    (B) PRO FORMA FINANCIAL INFORMATION: None

    (C) EXHIBITS:

        Exhibit 16: Letter with regard to the change in certifying accountant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         OC FINANCIAL, INC.


DATE: September 16, 2005                 By: /s/ Robert W. Hughes
                                             -----------------------------------
                                         Robert W. Hughes
                                         Chairman, President and Chief Executive
                                          Officer





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